SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: August 16, 2004

(Date of earliest event reported)

VARSITY GROUP INC.

(exact name of registrant as specified in its charter)

Delaware	Commission File:	54-1876848
(State or other jurisdiction of incorporation or organization)	0-28977	(I.R.S. Employer Identification No.)

1850 M Street, Suite 1150

Washington, D.C 20036

(Address of Principal executive offices, including zip code)

(202) 667-3400

(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.

The information in this Item 12, including that incorporated herein by reference, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item, including that incorporated herein by reference, shall not be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On August 16, 2004, Varsity Group issued a press release announcing its financial results for the three months and six months ended June 30, 2004 and other information related to its operations. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 12.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

VARSITY GROUP INC.

Date: August 16, 2004	By	/s/ Jack M Benson
		Name:	Jack M Benson
		Title:	Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Varsity Group Inc., dated August 16, 2004.